UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	June 30, 2008

National Investment Managers Inc.
(Exact Name of Registrant as Specified in Charter)

Florida	000-51252	59-2091510
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

485 Metro Place South, Suite 275, Dublin, Ohio	43017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	614-923-8822

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 30, 2008, National Investment Managers Inc., a Florida corporation (the “Company”), completed its acquisition of all of the issued and outstanding shares of capital stock of Alaska Pension Services, Ltd., an Alaska corporation.

A copy of the press release issued by the Company announcing this event is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press Release dated July 1, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL INVESTMENT MANAGERS INC.

By:	/s/ Steven Ross
	Name:	Steven Ross
	Title:	Chief Executive Officer

Date: July 3, 2008

EXHIBIT INDEX

Exhibit Number	Description	Located at

99.1	Press Release dated July 1, 2008	Filed herewith